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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) April 18, 2003

Holley Performance Products Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-89061 (Commission File Number)	61-1291482 (IRS Employer Identification No.)

1801 Russellville Road, Bowling Green, Kentucky (Address of principal executive offices)		42101 (Zip Code)

Registrant's telephone number, including area code 270-782-2900

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

        On April 11, 2003, the Board of Directors of Holley Performance Products Inc. ("Holley"), based on the recommendation of its Audit Committee, dismissed its independent public accountants, Ernst & Young LLP ("Ernst").

        During Holley's two most recent fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through April 11, 2003, there were no disagreements between Holley and Ernst on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst's satisfaction, would have caused Ernst to make reference to the matter of the disagreement in connection with their reports; and there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except as follows: as noted by management in its evaluation of internal controls during 2002 and as noted by Ernst as a part of their audits of the December 31, 2001 and 2002 financial statements, certain internal control matters existed which required corrective actions. The aforementioned internal control matters relate to deficiencies in staffing, systems and processes. As previously reported in Holley's Form 10-K for the year ended December 31, 2002, Holley began implementation of a plan to strengthen internal controls during 2002. The plan, which has been designed to address those internal control matters, was an ongoing project throughout 2002 and continues into 2003. In connection with Ernst's audits of Holley's financial statements for the years ended December 31, 2001 and 2002 and its "required communications" under Statement on Auditing Standards ("SAS") No. 61, Communications with Audit Committees, as amended by SAS 89 and 90, Ernst discussed certain internal control matters with Holley's audit committee of the board of directors. Holley has authorized Ernst to respond fully to any inquiries of any successor auditor on such matters.

        Ernst's reports on the Company's consolidated financial statements for each of the years ended December 31, 2002 and 2001, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Such reports did contain an emphasis of a matter paragraph as to the uncertainty of Holley's ability to continue as a going concern.

        On May 15, 2003, Holley provided Ernst with a copy of the foregoing disclosure and requested that Ernst furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst agreed with the foregoing disclosures. A copy of such letter is attached as Exhibit 16 to this Form 8-K/A.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)    Exhibits.

Exhibit Number	Description
16	Copy of June 6, 2003 letter from Ernst & Young LLP

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY PERFORMANCE PRODUCTS INC.
Date: June 6, 2003
/s/ THOMAS W. TOMLINSON Thomas W. Tomlinson Chief Financial Officer

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  Item 4. Changes in Registrant's Certifying Accountant.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES